Exhibit 99.1

FLEETWOOD ENTERPRISES, INC.

Case #: 09-14254MJ

MONTHLY OPERATING REPORT

Period: February 22, 2010 - March 21, 2010

Fleetwood Enterprises, Inc.

Cash Reconciliation Summary

Case #: 09-14254MJ

21-Mar-10

						RESTRICTED					RESTRICTED
						CASH					CASH
	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
		FHI	FHI	FEI		Cash	FHI	FEI	FEI	FHI	Prepaid
	Per	Cash Collections	Main	Main	Revolver	Collateral	Investment	Investment	Payroll	Payroll	Credit Card
	Reconciliation	14200	27063	27064	FLT00-AR	63587	404875	404850	62771	62795	61059

Balance as of 2/22/09	40,144,538	600,000	81,120	10,504	—	10,480,373	15,096,555	(0)	17,238	0	55,654

Receipts	1,034,001	704,953	(104,521)	367,733	—	2,635	86	—	—	—	9

Transfers In	10,819,988	—	3,897,935	1,496,000	1,302,853	2,500,000	1,600,000	—	23,200	—	—

Transfers Out	(10,819,988)	(1,302,853)	(3,096,000)	(223,200)	(1,297,935)	—	(2,400,000)	—	—	—	—

Disbursements	(5,100,294)	—	(522,728)	(1,552,032)	(4,918)	(3,025,029)	—	—	(40,232)	—	—

Intercompany Transactions		—	—

Other Misc. Adjustments	(60,837)

Balance as of 03/21/10	36,017,407.79	2,100	255,806	99,005	(0)	9,957,980	14,296,641	(0)	206	0	55,663

Balance from sub schedules	36,017,408	2,100	255,806	99,005	—	9,957,980	14,296,641	(0)	206	0	55,663
Variance	—	—	—	—	(0.00)	—	—	—	—	—	—
Variance w/ actual bank bal.	—	—	—	0.00	(0.00)	—	—	—	—	—	—

	RESTRICTED	RESTRICTED		RESTRICTED	RESTRICTED	RESTRICTED	RESTRICTED
	CASH	CASH		CASH	CASH	CASH	CASH
	(M)	(N)	(O)	(P)	(Q)	(R)	(S)
	Control	Utility	AIP	AIP	CAVCO		CMH
	Disburse.	Deposit	Deposit	Deposit	Deposit		Deposit		Variance MOR	Variance	Adjusted
	61412	61059	69758	69550	71799	BofA Escrow	71195	Total	vs. Bank	reclass	Variance	Notes

Balance as of 2/22/09	532,870	201,330	—	—	669,027	12,795,000	—	40,539,670	395,132	(395,132)	—	(a)

Receipts	68	46	—	—	—	—	—	971,009	(62,992)	62,992	—

Transfers In	—	—	—	—	—	—	—	10,819,988	—		—

Transfers Out	—	—	—	—	—	(2,500,000)	—	(10,819,988)	—		—

Disbursements	—	—	—	—	—	—	—	(5,144,939)	(44,645)	392,977	348,332	(b)

Intercompany Transactions								—	—	—	—

Other Misc. Adjustments								—	60,837	(60,837)	—

Balance as of 03/21/10	532,938	201,375	—	—	669,027	10,295,000	—	36,365,740	348,332	—	348,332

Balance from sub schedules	532,938	201,375	—	—	669,027	10,295,000	—	36,365,740			(0)
Variance	—	—	—	—	—	—	—	—
Variance w/ actual bank bal.	—	—	—	—	—	—	—	—

Outstanding Checks Roll Forward		Restricted Cash Summary:

Outstanding Checks 2/22/09	395,132.30	Cash Collateral	$9,957,979.64
Total Check Disbursements in Mar-10	725,165.11	Prepaid Credit Card	55,663.43
Cleared Checks from previous periods	(319,761.16)	Control Disbursement	532,937.67
Cleared Checks from current period	(450,048.75)	Utility Deposit	201,375.24
Additional voided checks issued prior to 2/22/09	(2,155.00)	AIP Deposit	—
Outstanding Checks 3/21/10	348,332.50	BofA Escrow	10,295,000.00
Total From I.B p3	348,332.50	CAVCO deposit	669,027.00
	—	Canadian Receipts	—
			$21,711,982.98

NOTE:  Fleetwood has a revolving secured credit facility with a syndicate of lenders lead by Bank of America (BoA).   All of the above accounts are maintained at BofA.  All cash receipts are recorded in account 14200 © and transferred to the revolver account FLT00-AR (F) to the extent there is a balance, with the excess going into either the cash collateral account 63587 (G) or investment accounts (H) of (J).  All disbursements are made through FHI account 27063 (D) or FEI account 27064 (E), depending on if the liability relates to the manufacturing operations (FHI) or Enterprise. We are providing this summary to help with the reconciliations that are represented by forms I.B to I.S in the monthly operating report.  Form I.B is a summary reconciliation that shows all receipts and disbursement activity.  Forms I.C - I.S represent an account analysis based on bank activity.

(a) Roll forward of outstanding checks & interco timing difference from previous period

(b) Current period Outstanding checks should tie to I.B p3

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
Fleetwood Enterprise, Inc.
	Case Number:	09-14254MJ
	Operating Report Number:	12
Debtor(s).	For the Month Ending:	3/21/2010

I. CASH RECEIPTS AND DISBURSEMENTS

B. (GENERAL ACCOUNT*)

1.		TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$—

2.		LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		0.00

3.		BEGINNING BALANCE:		$40,144,537.99

4.		RECEIPTS DURING CURRENT PERIOD:
		Accounts Receivable - Post-filing
		Accounts Receivable - Pre-filing	33,939.11
		General Sales
	Other (Specify)	Gibraltar payment	280,211.47
		Sale of Assets	104,006.44
		Non-trade receipts (employee purchases, tax refunds, interest income, etc.)	615,843.98

	**Other (Specify)	Feb-10 receipts correction	(62,991.71)

		TOTAL RECEIPTS THIS PERIOD:		971,009.29

5.		BALANCE:		$41,115,547.28

6.		LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
		Transfers to Other DIP Accounts (from page 2)	0.00
		Disbursements (from page 2)	5,098,139.49

		TOTAL DISBURSEMENTS THIS PERIOD:***		5,098,139.49

		UNRECONCILED AMOUNT		0.00

		LOAN REVOLVER BALANCE		(0.00)

7.		ENDING BALANCE:		$36,017,407.79

8.		General Account Number(s):	06280-14200

		Depository Name & Location:	Bank of America
			675 Anton Blvd., 2nd Floor
			Costa Mesa, CA 92626

*	All receipts must be deposited into the general account.
**

Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
2/23/2010	413000	PHILLIPS MARION L	Other Holding Cost		840.25	840.25
2/23/2010	347618	EMPLOYMENT SOLUTIONS INC	Salary		5,306.13	5,306.13
2/23/2010	347619	PRICEWATERHOUSE COOPERS	General and Administrative		1,429.00	1,429.00
2/23/2010	347620	PROFESSIONAL SERVICE INDUSTRIES IN	General and Administrative		23,439.00	23,439.00
2/23/2010	347621	SUNGARD AVAILABILITY SERVICES LP	General and Administrative		7,062.00	7,062.00
2/23/2010	347622	WOLFE SOLUTIONS INC	General and Administrative		8,100.00	8,100.00
2/23/2010	412995	CHANEY J T	Other Holding Cost		562.06	562.06
2/23/2010	412996	CHAPMAN ROBERT J	Other Holding Cost		500.00	500.00
2/23/2010	412997	FRONTIER SUPPLY CHAIN SOLUTIONS INC	General and Administrative		52.50	52.50
2/23/2010	412998	HENNIG HERMAN J	Other Holding Cost		150.00	150.00
2/23/2010	412999	MARTINEZ SEVERO Z	Other Holding Cost		150.00	150.00
2/23/2010	413001	ROCK JASON C	Other Holding Cost		600.00	600.00
2/23/2010	413002	SECRETARY OF STATE	General and Administrative		25.00	25.00
2/23/2010	413003	SECRETARY OF STATE	General and Administrative		25.00	25.00
2/23/2010	413004	TRANSWASTE SERVICES	Manufacturing Overhead		1,657.97	1,657.97
2/23/2010	413005	WEST ROBERT S	Other Holding Cost		550.00	550.00
2/23/2010	413006	WINEBAR KEITH E	Other Holding Cost		600.00	600.00
2/25/2010	347623	ADP TIME RESOURCE MANAGEMENT	General and Administrative		2,249.66	2,249.66
2/25/2010	347624	AETNA INC - MIDDLETOWN	Other (Taxes, Benefits, etc.)		518.40	518.40
2/25/2010	347625	EMPLOYMENT SOLUTIONS INC	Salary		674.88	674.88
2/25/2010	347626	JASON LEIDIG	General and Administrative		23.06	23.06
2/25/2010	347627	OTIS ELEVATOR COMPANY	General and Administrative		312.86	312.86
2/25/2010	347628	UPS - UNITED PARCEL SERVICE	General and Administrative		375.16	375.16
2/25/2010	413007	AT&T - LOCAL	Other Holding Cost		1,943.03	1,943.03
2/25/2010	413008	CASCADE NATURAL GAS CO	Other Holding Cost		25.20	25.20
2/25/2010	413009	CITY OF RIVERSIDE - CUST SERVICE	Other Holding Cost		2,395.67	2,395.67
2/25/2010	413010	EYE SPY SECURITY	Other Holding Cost		5,125.00	5,125.00
2/25/2010	413011	GEXA ENERGY LP	Other Holding Cost		4,359.50	4,359.50
2/25/2010	413012	GOFF MURRAY	Other Holding Cost		100.00	100.00
2/25/2010	413013	HUNT MICHAEL L	Other Holding Cost		357.50	357.50
2/25/2010	413014	JANSSEN JACK	Other Holding Cost		514.82	514.82
2/25/2010	413015	NIPSCO	Manufacturing Overhead		227.58	227.58
2/25/2010	413016	PA HAZARDOUS MATERIAL RESPONSE	Other Holding Cost		10.00	10.00
2/25/2010	413017	RUBIDOUX COMMUNITY SERVICE	Other Holding Cost		1,969.41	1,969.41
2/25/2010	413018	SOUTH COAST AQMD - FILE 54493	Other Holding Cost		19.38	19.38
2/25/2010	413019	WEEKS TRACY	Other Holding Cost		250.00	250.00
2/25/2010	413020	WINDSTREAM CORPORATION	Other Holding Cost		75.62	75.62
3/1/2010	413021	KRUEGER ROBERT	Other Holding Cost		1,000.00	1,000.00
3/1/2010	413022	TREANGEN MICHELE	Other Holding Cost		4,725.00	4,725.00
3/2/2010	347629	ALSTON & BIRD LLP	General and Administrative		877.13	877.13
3/2/2010	347630	AMERICAN RECOVERY SERVICE INC.	General and Administrative		186.12	186.12
3/2/2010	347631	BLAKE CASSELS & GRAYDON	General and Administrative		1,023.93	1,023.93
3/2/2010	347632	IRON MOUNTAIN OFF SITE DATA PROTECTION	General and Administrative		5,494.61	5,494.61
3/2/2010	347633	MAUREEN SCHWITZER	General and Administrative		3,200.00	3,200.00
3/2/2010	347634	MCMAHON WILLIAM F	General and Administrative		134.75	134.75
3/2/2010	347635	STEWART MARY ANN	General and Administrative		300.00	300.00
3/2/2010	413023	ADVANTAGE SECURTIY	Other Holding Cost		137.00	137.00
3/2/2010	413024	ALARM CENTER INC	Other Holding Cost		59.54	59.54
3/2/2010	413025	AT&T - LOCAL	Other Holding Cost		241.40	241.40
3/2/2010	413026	CHANEY J T	Other Holding Cost		500.00	500.00
3/2/2010	413027	CITY OF WACO WATER DEPT 84 36106-66273	General and Administrative		62.93	62.93
3/2/2010	413028	CVILLE ELECTRIC LIGHT & POWER	Other Holding Cost		1,091.84	1,091.84
3/2/2010	413029	EDGERTON UTILITIES	Other Holding Cost		2,199.29	2,199.29
3/2/2010	413030	FLEETWOOD HOMES, INC	Other Holding Cost		396.76	396.76
3/2/2010	413031	GEORGIA POWER	Other Holding Cost		625.83	625.83
3/2/2010	413032	HENNIG HERMAN J	Other Holding Cost		150.00	150.00
3/2/2010	413033	INDIANA AMERICAN WATER CO	Other Holding Cost		307.06	307.06
3/2/2010	413034	MARTINEZ SEVERO Z	Other Holding Cost		150.00	150.00
3/2/2010	413035	PHILLIPS MARION L	Other Holding Cost		858.27	858.27
3/2/2010	413036	RUBIDOUX COMMUNITY SERVICE	Other Holding Cost		590.57	590.57
3/2/2010	413037	SOUTHERN CAL GAS CO	Other Holding Cost		58.89	58.89
3/2/2010	413038	SPRINT	Other Holding Cost		1,238.02	1,238.02
3/2/2010	413039	STANTEC CONSULTING CORPORATION	Other Holding Cost		772.50	772.50
3/2/2010	413040	STEPHENS JEREMY BRENT	Manufacturing Overhead		405.01	405.01
3/2/2010	413041	TAMPA ELECTRIC CO	Other Holding Cost		922.72	922.72
3/2/2010	413042	TREANGEN MICHELE	Other Holding Cost		114.71	114.71
3/2/2010	413043	TRI STATE SECURITY	Other Holding Cost		1,008.00	1,008.00
3/2/2010	413044	TRICO DISPOSAL INC	Other Holding Cost		15.00	15.00
3/2/2010	413045	UPS - UNITED PARCEL SERVICE	Other Holding Cost		442.13	442.13
3/2/2010	413046	VECTREN ENERGY DELIVERY OF INDIANA	Other Holding Cost		9,547.19	9,547.19
3/2/2010	413047	WEST ROBERT S	Other Holding Cost		275.00	275.00
3/2/2010	413048	WINEBAR KEITH E	Other Holding Cost		600.00	600.00
3/2/2010	413049	WOODLAND CITY OF WA	Other Holding Cost		296.30	296.30
3/2/2010	413050	BORING-SMITH	Raw Material		309.60	309.60
3/5/2010	347636	AT&T MOBILITY	General and Administrative		329.30	329.30
3/5/2010	347637	ATHENS SERVICES	General and Administrative		366.42	366.42
3/5/2010	347638	CITY OF RIVERSIDE - CUST SERVICE	General and Administrative		5,814.12	5,814.12
3/5/2010	347639	COMPUTERSHARE INC	General and Administrative		2,903.40	2,903.40
3/5/2010	347640	CORPTAX LLC	General and Administrative		20,000.00	20,000.00
3/5/2010	347641	CRADDOCK DAVIS & KRAUSE LLP	General and Administrative		4,277.07	4,277.07
3/5/2010	347642	EN POINTE TECHNOLOGIES SALES INC	General and Administrative		127,000.00	127,000.00
3/5/2010	347643	LEAKE & ANDERSSON LLP	General and Administrative		4,792.23	4,792.23
3/5/2010	347644	LITTLER MENDELSON PC	General and Administrative		146.00	146.00
3/5/2010	347645	NATIONAL UNION FIRE INSURANCE CO	Other (Taxes, Benefits, etc.)		90.39	90.39

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/5/2010	347646	NELSON MULLINS RILEY & SCARBOROUGH LLP	General and Administrative		819.00	819.00
3/5/2010	347647	PRINCIPAL LIFE INS - COST PLUS LIFE	Other (Taxes, Benefits, etc.)		96.58	96.58
3/5/2010	347648	PRINCIPAL LIFE INS - OTL PREMIUM	Other (Taxes, Benefits, etc.)		411.80	411.80
3/5/2010	347649	SPRINT	General and Administrative		134.93	134.93
3/5/2010	347650	SUN LIFE FINANCIAL	Other (Taxes, Benefits, etc.)		708.76	708.76
3/5/2010	347651	THOMPSON & COLEGATE LLP	General and Administrative		119.77	119.77
3/5/2010	347652	TW TELECOM	General and Administrative		924.89	924.89
3/5/2010	413051	AT&T - LOCAL	Other Holding Cost		190.13	190.13
3/5/2010	413052	CHAPMAN ROBERT J	Other Holding Cost		500.00	500.00
3/5/2010	413053	CITY OF GARRETT UTILITIES	Other Holding Cost		5.11	5.11
3/5/2010	413054	CRADDOCK DAVIS & KRAUSE LLP	General and Administrative		19,120.89	19,120.89
3/5/2010	413055	FLEETWOOD HOMES, INC	Other Holding Cost		343.43	343.43
3/5/2010	413056	HUNT MICHAEL L	Other Holding Cost		300.00	300.00
3/5/2010	413057	INDIANA AMERICAN WATER CO	Other Holding Cost		61.02	61.02
3/5/2010	413058	LITTLER MENDELSON PC	General and Administrative		430.00	430.00
3/5/2010	413059	PENNSYLVANIA POWER & LIGHT COMPANY	Other Holding Cost		5,444.86	5,444.86
3/5/2010	413060	ROCK JASON C	Other Holding Cost		600.00	600.00
3/5/2010	413061	SOUTHERN CAL EDISON	Other Holding Cost		209.11	209.11
3/5/2010	413062	SPRINT	Other Holding Cost		231.19	231.19
3/5/2010	413063	THOMPSON & COLEGATE LLP	General and Administrative		649.86	649.86
3/5/2010	413064	YRC INC	Shipping and Handling		161.30	161.30
3/5/2010	413065	GRODRIAN A DAVID	Other Holding Cost		900.00	900.00
3/9/2010	347653	AT&T	General and Administrative		196.30	196.30
3/9/2010	347654	AT&T	General and Administrative		1,545.46	1,545.46
3/9/2010	347655	AT&T TELECONFERENCE SERVICES	General and Administrative		470.07	470.07
3/9/2010	347656	ATHENS SERVICES	General and Administrative		1,078.73	1,078.73
3/9/2010	347657	BRYAN CAVE LLP	General and Administrative		3,000.00	3,000.00
3/9/2010	347658	HEWLETT PACKARD COMPANY	General and Administrative		34,184.67	34,184.67
3/9/2010	347659	LARKIN LYLE	General and Administrative		1,081.67	1,081.67
3/9/2010	347660	NATIONAL UNION FIRE INSURANCE CO	Other (Taxes, Benefits, etc.)		78.96	78.96
3/9/2010	347661	PRINCIPAL LIFE INS - OTL PREMIUM	Other (Taxes, Benefits, etc.)		1,288.66	1,288.66
3/9/2010	347662	SYSTEMS NEWS ONLINE	General and Administrative		1,592.38	1,592.38
3/9/2010	347663	WOLFE SOLUTIONS INC	Professional Fees		4,800.00	4,800.00
3/9/2010	413066	AT&T	Warranty Work		337.77	337.77
3/9/2010	413067	AT&T	Other Holding Cost		2,622.65	2,622.65
3/9/2010	413068	AT&T - BOX 660011	Other Holding Cost		177.81	177.81
3/9/2010	413069	AT&T - LOCAL	Other Holding Cost		28.39	28.39
3/9/2010	413070	AT&T TELECONFERENCE SERVICES	Selling Expense		135.71	135.71
3/9/2010	413071	CHANEY J T	Other Holding Cost		610.03	610.03
3/9/2010	413072	CHAPMAN ROBERT J	Other Holding Cost		500.00	500.00
3/9/2010	413073	CVILLE ELECTRIC LIGHT & POWER	Other Holding Cost		174.14	174.14
3/9/2010	413074	HAY-BUSH MECHANICAL LLC	Other Holding Cost		271.10	271.10
3/9/2010	413075	HENNIG HERMAN J	Other Holding Cost		150.00	150.00
3/9/2010	413076	MARTINEZ SEVERO Z	Other Holding Cost		150.00	150.00
3/9/2010	413077	MUNICIPAL AUTHORITY OF RALPHO TOWNSHIP	Other Holding Cost		540.00	540.00
3/9/2010	413078	OHIO GAS COMPANY	Other Holding Cost		990.43	990.43
3/9/2010	413079	PENNSYLVANIA POWER & LIGHT COMPANY	Other Holding Cost		4,457.63	4,457.63
3/9/2010	413080	PHILLIPS MARION L	Other Holding Cost		896.00	896.00
3/9/2010	413081	SOUTHERN CAL EDISON	Other Holding Cost		209.14	209.14
3/9/2010	413082	TRANSWASTE SERVICES	Manufacturing Overhead		271.60	271.60
3/9/2010	413083	TRICO DISPOSAL INC	Other Holding Cost		30.00	30.00
3/9/2010	413084	WEST ROBERT S	Other Holding Cost		275.00	275.00
3/9/2010	413085	WINEBAR KEITH E	Other Holding Cost		600.00	600.00
3/10/2010	413086	STATE COMPENSATION INSURANCE FUND	Other (Taxes, Benefits, etc.)		3,324.82	3,324.82
3/12/2010	347664	CCH INCORPORATED	General and Administrative		2,904.00	2,904.00
3/12/2010	347665	COSHO HUMPHREY LLP	General and Administrative		665.00	665.00
3/12/2010	347666	DUCHARME MCMILLEN & ASSOCIATES	Other Holding Cost		3,741.46	3,741.46
3/12/2010	347667	SAFESITE INC	General and Administrative		2,244.50	2,244.50
3/12/2010	413087	ALL AMERICAN ALARMS	Other Holding Cost		1,053.33	1,053.33
3/12/2010	413088	GOFF MURRAY	Other Holding Cost		100.00	100.00
3/12/2010	413089	HCI ENVIRONMENTAL & ENGINEERING	Other Holding Cost		54,941.88	54,941.88
3/12/2010	413090	HUNT MICHAEL L	Other Holding Cost		300.00	300.00
3/12/2010	413091	PENNSYLVANIA POWER & LIGHT COMPANY	Other Holding Cost		2,688.48	2,688.48
3/12/2010	413092	PENNSYLVANIA POWER & LIGHT COMPANY	Other Holding Cost		12.01	12.01
3/12/2010	413093	PUD 1 OF COWLITZ COUNTY	Other Holding Cost		750.87	750.87
3/12/2010	413094	ROCK JASON C	Other Holding Cost		600.00	600.00
3/12/2010	413095	STANLEY CONVERGENT SECURITY SOLUTIONS	Other Holding Cost		1,113.04	1,113.04
3/12/2010	413096	INDIANA MICHIGAN POWER	Other Holding Cost		46.64	46.64
3/16/2010	413100	GEORGIA STATE - SALES & USE TAX	Other Holding Cost		11.52	11.52
3/16/2010	347668	AT&T	General and Administrative		37,710.06	37,710.06
3/16/2010	347671	HEWLETT PACKARD COMPANY	General and Administrative		615.92	615.92
3/16/2010	347672	MAUREEN SCHWITZER	General and Administrative		3,200.00	3,200.00
3/16/2010	347673	PRICEWATERHOUSE COOPERS	General and Administrative		3,165.00	3,165.00
3/16/2010	347674	STEWART MARY ANN	General and Administrative		300.00	300.00
3/16/2010	347676	TALX UCEXPRESS	General and Administrative		6,660.00	6,660.00
3/16/2010	347677	UPS - UNITED PARCEL SERVICE	General and Administrative		169.09	169.09
3/16/2010	347678	VERIZON WIRELESS - BOX 9622 CA	General and Administrative		1,648.83	1,648.83
3/16/2010	413097	AT&T	General and Administrative		13,776.24	13,776.24
3/16/2010	413098	AT&T - LOCAL	Other Holding Cost		566.81	566.81
3/16/2010	413099	CHANEY J T	Other Holding Cost		550.14	550.14
3/16/2010	413101	HENNIG HERMAN J	Other Holding Cost		150.00	150.00
3/16/2010	413102	JANSSEN JACK	Other Holding Cost		200.00	200.00
3/16/2010	413103	KRUEGER ROBERT	Other Holding Cost		1,000.00	1,000.00
3/16/2010	413104	MARTINEZ SEVERO Z	Other Holding Cost		150.00	150.00

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/16/2010	413105	PHILLIPS MARION L	Other Holding Cost		966.00	966.00
3/16/2010	413106	TREANGEN MICHELE	Other Holding Cost		4,800.00	4,800.00
3/16/2010	413107	VERIZON WIRELESS - BOX 9622 CA	Warranty Work		1,287.80	1,287.80
3/16/2010	413108	WEST ROBERT S	Other Holding Cost		275.00	275.00
3/16/2010	413109	WINEBAR KEITH E	Other Holding Cost		600.00	600.00
3/16/2010	413110	GOFF MURRAY	Other Holding Cost		100.00	100.00
3/19/2010	347679	AETNA INC - MIDDLETOWN	Other (Taxes, Benefits, etc.)		518.40	518.40
3/19/2010	347680	AT&T	General and Administrative		15,810.17	15,810.17
3/19/2010	347681	AT&T	General and Administrative		301.80	301.80
3/19/2010	347682	AT&T	General and Administrative		822.54	822.54
3/19/2010	347683	SPRINT	General and Administrative		1,079.82	1,079.82
3/19/2010	347684	TALX CORPORATION	General and Administrative		153.00	153.00
3/19/2010	413111	ARIZONA PUBLIC SERVICE CO	Other Holding Cost		132.31	132.31
3/19/2010	413112	CASCADE NATURAL GAS CO	Other Holding Cost		50.89	50.89
3/19/2010	413113	CITY OF RIVERSIDE - CUST SERVICE	Other Holding Cost		3,142.38	3,142.38
3/19/2010	413114	CVILLE ELECTRIC LIGHT & POWER	Other Holding Cost		1,109.35	1,109.35
3/19/2010	413115	HUNT MICHAEL L	Other Holding Cost		357.50	357.50
3/19/2010	413116	PUD 1 OF COWLITZ COUNTY	Other Holding Cost		13.37	13.37
3/19/2010	413117	TRI STATE SECURITY	Other Holding Cost		1,008.00	1,008.00
3/19/2010	413118	UGI CORPORATION	Other Holding Cost		6,916.78	6,916.78
3/19/2010	413119	ADT SECURITY SERVICES	Other Holding Cost		107.84	107.84
3/19/2010	413120	HCI ENVIRONMENTAL & ENGINEERING	Other Holding Cost		165,617.06	165,617.06
3/19/2010	413121	SPRINT	Other Holding Cost		1,916.86	1,916.86
2/24/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		63,174.97	63,174.97
2/25/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		18,026.58	18,026.58
2/26/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Manual Checks		2,113.11	2,113.11
3/3/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		4,372.82	4,372.82
3/4/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		23,477.69	23,477.69
3/5/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Manual Checks		1,475.98	1,475.98
3/10/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		60,798.89	60,798.89
3/11/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		33,939.12	33,939.12
3/15/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Manual Checks		13,734.00	13,734.00
3/16/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Manual Checks		4,100.94	4,100.94
3/17/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll		4,991.38	4,991.38
3/18/2010	ADP Wire	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		16,429.31	16,429.31
2/23/2010	ACH	ADP TIME RESOURCE MANAGEMENT	ADP Monthly Fees		13,836.28	13,836.28
3/2/2010	ACH	ADP TIME RESOURCE MANAGEMENT	ADP Monthly Fees		23,646.77	23,646.77
3/2/2010	ACH	ADP TIME RESOURCE MANAGEMENT	ADP Monthly Fees		259.70	259.70
3/5/2010	ACH	ADP TIME RESOURCE MANAGEMENT	ADP Monthly Fees		99.14	99.14
3/15/2010	ACH	ADP TIME RESOURCE MANAGEMENT	ADP Monthly Fees		58.73	58.73
2/22/2010	28998418	AETNA INC - AETNA NA WEST	Aetna EE - HSA		108.65	108.65
3/1/2010	29104726	AETNA INC - AETNA NA WEST	Aetna EE - HSA		2,996.15	2,996.15
3/8/2010	29187420	AETNA INC - AETNA NA WEST	Aetna EE - HSA		46.15	46.15
3/15/2010	ACH	AETNA INC - AETNA NA WEST	Aetna EE - HSA		346.15	346.15
2/22/2010	28998418	AETNA INC - AETNA NA WEST	Aetna ER - HSA		52.90	52.90
3/1/2010	29104726	AETNA INC - AETNA NA WEST	Aetna ER - HSA		303.69	303.69
3/8/2010	29187420	AETNA INC - AETNA NA WEST	Aetna ER - HSA		43.28	43.28
3/15/2010	ACH	AETNA INC - AETNA NA WEST	Aetna ER - HSA		226.78	226.78
3/2/2010	ACH	AETNA INC - AETNA NA WEST	Aetna FSA		820.21	820.21
2/22/2010	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		27,274.23	27,274.23
2/26/2010	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		40,253.08	40,253.08
3/2/2010	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		13,825.08	13,825.08
3/4/2010	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		33,339.89	33,339.89
3/5/2010	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		27,478.76	27,478.76
3/10/2010	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		25,096.58	25,096.58
3/11/2010	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		23,560.77	23,560.77
3/12/2010	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		24,375.39	24,375.39
3/17/2010	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		28,857.50	28,857.50
3/18/2010	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		71,710.14	71,710.14
2/22/2010	ACH	STATE OF PENSYLVANIA	General and Administrative		3,059.10	3,059.10
3/1/2010	29104784	ESSEX REALTY	General and Administrative		7,500.00	7,500.00
3/2/2010	ACH	STATE OF DELAWARE	General and Administrative		48,050.00	48,050.00
3/5/2010	29178095	BANK OF AMERICA	General and Administrative		3,494.17	3,494.17
3/5/2010	ACH	BANK OF AMERICA	LC Drawdown #3092431		3,025,028.60	3,025,028.60
3/1/2010	ACH	BANK OF AMERICA	Interest Expense		4,917.90	4,917.90
2/23/2010	29018410	GRANT THORNTON	Professional Fees		42,972.87	42,972.87
2/23/2010	29018381	FOCALPOINT SECURITIES, INC.	Professional Fees		9,148.58	9,148.58
3/2/2010	29121542	GIBSON, DUNN & CRUTCHER	Professional Fees		343,605.50	343,605.50
3/2/2010	29121499	FTI CONSULTING, INC.	Professional Fees		59,081.20	59,081.20
2/22/2010	ACH	BROADSPIRE	Worker’s Compensation		1,162.35	1,162.35
2/22/2010	28980259	SCHAFFER	Worker’s Compensation		79,143.42	79,143.42
2/23/2010	ACH	BROADSPIRE	Worker’s Compensation		1,330.18	1,330.18
2/24/2010	ACH	BROADSPIRE	Worker’s Compensation		1,175.09	1,175.09
2/25/2010	ACH	BROADSPIRE	Worker’s Compensation		3,955.10	3,955.10
2/26/2010	ACH	BROADSPIRE	Worker’s Compensation		2,432.56	2,432.56
2/26/2010	29077164	SCHAFFER	Worker’s Compensation		14,834.85	14,834.85
3/1/2010	ACH	BROADSPIRE	Worker’s Compensation		1,011.23	1,011.23
3/2/2010	ACH	BROADSPIRE	Worker’s Compensation		4,751.04	4,751.04
3/2/2010	29121576	MATRIX	Worker’s Compensation		44.58	44.58
3/3/2010	ACH	BROADSPIRE	Worker’s Compensation		3,055.39	3,055.39
3/4/2010	ACH	BROADSPIRE	Worker’s Compensation		1,241.84	1,241.84
3/5/2010	ACH	BROADSPIRE	Worker’s Compensation		5,424.24	5,424.24
3/5/2010	29178074	SCHAFFER	Worker’s Compensation		11,617.59	11,617.59
3/9/2010	ACH	BROADSPIRE	Worker’s Compensation		6,031.43	6,031.43

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
3/10/2010	ACH	BROADSPIRE	Worker’s Compensation		1,278.01	1,278.01
3/11/2010	ACH	BROADSPIRE	Worker’s Compensation		12,563.95	12,563.95
3/12/2010	ACH	BROADSPIRE	Worker’s Compensation		2,560.30	2,560.30
3/15/2010	ACH	BROADSPIRE	Worker’s Compensation		1,747.43	1,747.43
3/16/2010	ACH	BROADSPIRE	Worker’s Compensation		663.00	663.00
3/17/2010	ACH	BROADSPIRE	Worker’s Compensation		3,321.78	3,321.78
3/18/2010	ACH	BROADSPIRE	Worker’s Compensation		1,271.55	1,271.55
3/19/2010	ACH	BROADSPIRE	Worker’s Compensation		52,403.76	52,403.76
3/19/2010	ACH	SCHAFFER	Worker’s Compensation		10,000.00	10,000.00
		Prior period adjustment (voids)			(2,155.00)	(2,155.00)

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00	5,098,139,49	$5,098,139,49

						0.00

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT

BANK RECONCILIATION

Bank statement Date:	3/21/2010	Balance on Statement:	36,365,739.85

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

		$—

TOTAL DEPOSITS IN TRANSIT			0.00

*This is the total deposits in transit for all entities at 03/21/2010

** Intercompany receipt in transit 3/21/2010

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
9223944	3/17/2009	66.97
9223946	3/17/2009	52.60
8661569	3/19/2009	28,013.59
2152346	3/20/2009	3.89
268010	3/25/2009	681.95
268137	3/27/2009	1,750.00
2785482	3/27/2009	381.97
268263	3/31/2009	6.27
268378	3/31/2009	292.93
268682	4/3/2009	666.00
9224090	4/3/2009	3,560.00
1272865	4/8/2009	500.00
2152422	4/8/2009	89.40
268784	4/9/2009	500.00
1272881	4/9/2009	2,091.07
4265265	4/15/2009	12.00
269058	4/17/2009	1,000.00
1272952	4/17/2009	168.75
9224307	4/17/2009	945.34
4855154	4/20/2009	67.29
2785673	4/24/2009	11,705.00
44104764	5/6/2009	9.90
9224666	5/15/2009	2.76
9224716	5/19/2009	130.00
9224722	5/19/2009	303.94
9224728	5/19/2009	46.87
2152622	5/21/2009	461.10
4789422	5/29/2009	6,340.32
2252896	6/3/2009	54.14
346600	6/5/2009	7.81
742930	6/5/2009	75.00
5548699	6/5/2009	100.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
4789490	6/10/2009	3,830.12
44104948	6/15/2009	161.07
270497	6/19/2009	852.53
2786170	6/26/2009	300.00
346770	6/30/2009	262.00
9225660	7/10/2009	34.43
5548989	7/16/2009	118.72
9225699	7/16/2009	162.85
9225749	7/16/2009	65.22
1990280	7/22/2009	25.00
5549009	7/22/2009	1,083.00
849706	8/3/2009	334.00
1990372	8/5/2009	105.00
1274148	8/6/2009	177.62
347001	8/7/2009	89.40
1990450	8/13/2009	67.60
272116	9/1/2009	300.00
272440	9/25/2009	300.00
347349	11/4/2009	1,724.00
412684	12/21/2009	65.10
412772	1/12/2010	1,000.00
347563	2/5/2010	339.93
412961	2/12/2010	1,000.00
347609	2/16/2010	25.00
412976	2/19/2010	706.69
40232	2/23/2010	25.00
40232	2/23/2010	25.00
40234	2/25/2010	23.06
40239	3/2/2010	405.01
40246	3/9/2010	177.81
40246	3/9/2010	600.00
40249	3/12/2010	100.00
40253	3/16/2010	11.52
40253	3/16/2010	37,710.06
40253	3/16/2010	615.92
40253	3/16/2010	3,165.00
40253	3/16/2010	300.00
40253	3/16/2010	6,660.00
40253	3/16/2010	169.09
40253	3/16/2010	1,648.83
40253	3/16/2010	13,776.24
40253	3/16/2010	566.81
40253	3/16/2010	550.14
40253	3/16/2010	150.00
40253	3/16/2010	200.00
40253	3/16/2010	1,000.00
40253	3/16/2010	150.00
40253	3/16/2010	966.00
40253	3/16/2010	4,800.00
40253	3/16/2010	1,287.80
40253	3/16/2010	275.00
40253	3/16/2010	600.00
40253	3/16/2010	100.00
40256	3/19/2010	518.40
40256	3/19/2010	15,810.17
40256	3/19/2010	301.80

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
40256	3/19/2010	822.54
40256	3/19/2010	1,079.82
40256	3/19/2010	153.00
40256	3/19/2010	132.31
40256	3/19/2010	50.89
40256	3/19/2010	3,142.38
40256	3/19/2010	1,109.35
40256	3/19/2010	357.50
40256	3/19/2010	13.37
40256	3/19/2010	1,008.00
40256	3/19/2010	6,916.78
40256	3/19/2010	107.84
40256	3/19/2010	165,617.06
40256	3/19/2010	1,916.86

TOTAL OUTSTANDING CHECKS:			348,332.50

Bank statement Adjustments:			0.00
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$36,017,407.35

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

I.  CASH RECEIPTS AND DISBURSEMENTS

C. (14200 - FHI MAIN CASH COLLECTION ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		600,000.00

4.	RECEIPTS DURING CURRENT PERIOD:		704,952.89

5.	BALANCE:		1,304,952.89

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		1,302,852.89

7.	ENDING BALANCE:		2,100.00

8.	Account Number(s):	14200

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
2/22/2010		Transfer to BofA	Paydown revolver loan at BofA	600,000.00
3/1/2010		Transfer to BofA	Paydown revolver loan at BofA	205,582.63
3/2/2010		Transfer to BofA	Paydown revolver loan at BofA	41,529.00
3/3/2010		Transfer to BofA	Paydown revolver loan at BofA	62,669.44
3/5/2010		Transfer to BofA	Paydown revolver loan at BofA	3,265.37
3/8/2010		Transfer to BofA	Paydown revolver loan at BofA	22,122.00
3/11/2010		Transfer to BofA	Paydown revolver loan at BofA	207,215.05
3/12/2010		Transfer to BofA	Paydown revolver loan at BofA	103,182.55
3/19/2010		Transfer to BofA	Paydown revolver loan at BofA	57,286.85

			TOTAL DISBURSEMENTS THIS PERIOD:	1,302,852.89
				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

D. (27063 - FHI MAIN ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		81,119.73

4.	RECEIPTS DURING CURRENT PERIOD:		3,793,414.28

5.	BALANCE:		3,874,534.01

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		3,618,728.19

7.	ENDING BALANCE:		255,805.82

8.	Account Number(s):	27063

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
02/22/09 - 03/21/10		Transfer to 27064	Fund daily wires and controlled disbursements	1,496,000.00
02/22/09 - 03/21/10		Transfer to 62795	Fund manual payroll checks	0.00
02/22/09 - 03/21/10		Transfer to 404875	Transfer funds to FHI Investment account	1,600,000.00
02/22/09 - 03/21/10		ADP	Fund payroll expenses	0.00
02/22/09 - 03/21/10		Misc. Vendors	Fund daily wire transfers for payments to vendors, ACH payments	312,030.39
02/22/09 - 03/21/10		Transfer to Controlled Disbursement 13901	Fund daily controlled disbursement accounts	210,697.80

			TOTAL DISBURSEMENTS THIS PERIOD:	3,618,728.19
				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

E. (27064 - FEI MAIN ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		10,504.44

4.	RECEIPTS DURING CURRENT PERIOD:		1,863,732.92

5.	BALANCE:		1,874,237.36

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		1,775,232.42

7.	ENDING BALANCE:		99,004.94

8.	Account Number(s):	27064

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
02/22/09 - 03/21/10		Transfer to 27063	Fund daily wires and controlled disbursements	200,000.00
02/22/09 - 03/21/10		Transfer to 62771	Fund manual payroll checks	23,200.00
02/22/09 - 03/21/10		Transfer to 404850	Transfer funds to FEI Investment account	0.00
02/22/09 - 03/21/10		Transfer to 63587	Transfer to Cash Collateral	0.00
02/22/09 - 03/21/10		ADP	Fund payroll expenses	206,402.61
02/22/09 - 03/21/10		Misc. Vendors	Fund daily wire transfers for payments to vendors, ACH payments	786,517.70
02/22/09 - 03/21/10		Controlled Disbursement	Clearing checks through controlled disbursement account	559,112.11
02/22/09 - 03/21/10		Transfer to 71799	Transfer funds to escrow account	0.00

			TOTAL DISBURSEMENTS THIS PERIOD:	1,775,232.42
				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

F. (FLT00-AR  REVOLVER LOAN ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		—

4.	RECEIPTS DURING CURRENT PERIOD:		1,302,852.89

5.	BALANCE:		1,302,852.89

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		1,302,852.89

7.	ENDING BALANCE:		0.00

8.	Account Number(s):	FLT00-AR

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
2/22/2010		Transfer to 27063	Revolver Advance to Main FHI	600,000.00
3/1/2010		Transfer to 27063	Revolver Advance to Main FHI	200,664.73
3/2/2010		Transfer to 27063	Revolver Advance to Main FHI	41,529.00
3/3/2010		Transfer to 27063	Revolver Advance to Main FHI	62,669.44
3/5/2010		Transfer to 27063	Revolver Advance to Main FHI	3,265.37
3/8/2010		Transfer to 27063	Revolver Advance to Main FHI	22,122.00
3/11/2010		Transfer to 27063	Revolver Advance to Main FHI	207,215.05
3/12/2010		Transfer to 27063	Revolver Advance to Main FHI	103,182.55
3/19/2010		Transfer to 27063	Revolver Advance to Main FHI	57,286.85
3/1/2010		Bank of America	Interest & LC Fee	4,917.90

			TOTAL DISBURSEMENTS THIS PERIOD:	1,302,852.89
				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

G. (63587 - CASH COLLATERAL ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		10,480,373.07

4.	RECEIPTS DURING CURRENT PERIOD:		2,502,635.17

5.	BALANCE:		12,983,008.24

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		3,025,028.60

7.	ENDING BALANCE:		9,957,979.64

8.	Account Number(s):	63587

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
3/5/2010		Bank of America	LC Drawdown #3092431	3,025,028.60

			TOTAL DISBURSEMENTS THIS PERIOD:	3,025,028.60

				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

H. (404875 - FHI INVESTMENT ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		15,096,554.50

4.	RECEIPTS DURING CURRENT PERIOD:		1,600,086.00

5.	BALANCE:		16,696,640.50

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		2,400,000.00

7.	ENDING BALANCE:		14,296,640.50

8.	Account Number(s):	404875 (249-01122-1-2-GPD)

	Depository Name & Location:	Bank of America Securities
		200 N. College Street, 3rd Floor
		Charlotte, NC 28255

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
2/23/2010		Transfer to 27063	Fund daily wires and disbursements	1,250,000.00
2/24/2010		Transfer to 27063	Fund daily wires and disbursements	300,000.00
3/2/2010		Transfer to 27063	Fund daily wires and disbursements	400,000.00
3/4/2010		Transfer to 27063	Fund daily wires and disbursements	200,000.00
3/10/2010		Transfer to 27063	Fund daily wires and disbursements	100,000.00
3/19/2010		Transfer to 27063	Fund daily wires and disbursements	150,000.00

			TOTAL DISBURSEMENTS THIS PERIOD:	2,400,000.00

I.  CASH RECEIPTS AND DISBURSEMENTS

I. (404850 - FEI INVESTMENT ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		(0.00)

4.	RECEIPTS DURING CURRENT PERIOD:		0.00

5.	BALANCE:		(0.00)

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		(0.00)

8.	Account Number(s):	404850 (249-01119-1-7-GPD)

	Depository Name & Location:	Bank of America Securities
		200 N. College Street, 3rd Floor
		Charlotte, NC 28255

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

J. (62771 - FEI PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		17,237.79

4.	RECEIPTS DURING CURRENT PERIOD:		23,200.00

5.	BALANCE:		40,437.79

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		40,232.18

7.	ENDING BALANCE:		205.61

8.	Account Number(s):	62771

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
2/26/2010	9301478		Manual Payroll Check	2,113.11
3/4/2010	9301475		Manual Payroll Check	17,160.71
3/4/2010	9301476		Manual Payroll Check	720.04
3/4/2010	9301477		Manual Payroll Check	927.40
3/5/2010	9301480		Manual Payroll Check	405.20
3/5/2010	9301481		Manual Payroll Check	1,070.78
3/15/2010	9301482		Manual Payroll Check	13,734.00
3/16/2010	9301483		Manual Payroll Check	4,100.94

		TOTAL DISBURSEMENTS THIS PERIOD:		40,232.18

I.  CASH RECEIPTS AND DISBURSEMENTS

K. (62795 - FHI PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS

3.	BEGINNING BALANCE:		0.00

4.	RECEIPTS DURING CURRENT PERIOD:		0.00

5.	BALANCE:		0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		0.00

8.	Account Number(s):	62795

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

L. PREPAID CREDIT CARD

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		55,654.44

4.	RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)		$8.99

5.	BALANCE:		55,663.43

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		$55,663.43

8.	PREPAID Account Number:	61059

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

M. CONTROL DISBURSEMENT ACCOUNT ACCOUNT

1.	TOTAL RECEIPTS PER ALL PRIOR INTERST BEARING OPERATING ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR INTEREST BEARING OPERATING ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		532,869.79

4.	RECEIPTS DURING CURRENT PERIOD:		$67.88

5.	BALANCE:		532,937.67

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7.	ENDING BALANCE:		$532,937.67

8.	CONTROL DISBURSEMENT Account Number:	61412

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM INTEREST BEARING OPERATING ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

N. UTILITY DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR LOAN SERVICING ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR LOAN SERVICING ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		201,329.53

4.	RECEIPTS DURING CURRENT PERIOD:		45.71

5.	BALANCE:		201,375.24

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		201,375.24

8.	UTILITY Account Number:	61059

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM LOAN SERVICING ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

O. AIP DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		—

4.	RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)		0.00

5.	BALANCE:		0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		0.00

8.	Deposit Account Number:	69758

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

P. AIP DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		—

4.	RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)		0.00

5.	BALANCE:		0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		0.00

8.	Deposit Account Number:	69550

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

Q. CAVCO DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		669,027.00

4.	RECEIPTS DURING CURRENT PERIOD:		0.00
	(Transferred from General Account)

5.	BALANCE:		669,027.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		669,027.00

8.	Deposit Account Number:	71799

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

R. ESCROW DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		12,795,000.00

4.	RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)		0.00

5.	BALANCE:		12,795,000.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		2,500,000.00

7.	ENDING BALANCE:		10,295,000.00

8.	Deposit Account Number:	N/A

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
2/22/2010		Transfer to 63587	Reduce Escrow Balance	2,500,000.00

		TOTAL DISBURSEMENTS THIS PERIOD:		2,500,000.00

				0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

S. ESCROW DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		—

4.	RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)		0.00

5.	BALANCE:		0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		0.00

8.	Deposit Account Number:	71195

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00

II.A.  STATUS OF PAYMENTS TO  LESSORS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Post-Petition payments not made (Number)	Total Due
Alpha Systems	Mfg Equip	Quarterly	0	$751.10
Avaya	Telephone	Monthly	0	—
Axis Capital	Postage Meter	Monthly	1-12	2,535.66
Boise Office Equipment	Office Equipment	Monthly	1	108.09
Central Railroad of Indianapolis	CSX Railroad Siding	Annually	0	—
Cintas Corporation	Uniforms	Monthly	0	—
CIT Technology Financing Services, Inc.	Office Equipment	Monthly	1	106.00
Citrus Park	Property	Monthly	0	—
Contact Office Solutions	Office Equipment	Monthly	0	—
Court Square Leasing	Office Equipment	Monthly	0	—
CTWP Leasing	Office Equipment	Monthly	0	—
DeLage Landen	Forklift	Monthly	0 - 11	31,273.72
DeLage Landen	Office Equipment	Monthly	0 - 12	14,750.41
Dugdale Comm	Telephone	Monthly	3	1,343.85
GE Capital	Forklift	Monthly	11	13,406.40
GE Capital	Office Equipment	Monthly	1	391.07
GE Capital	Trucks	Monthly	0	—
GE Capital	Trucks	Monthly	0-1	1,512.50
GE Fleet Services	Trucks	Monthly	0 - 1	5,984.44
Hasler, Inc.	Postage Meter	Monthly	0	10.53
IKON Office Solutions	Office Equipment	Monthly	1 - 2	607.70
LBM Leasing Services	Office Equipment	Monthly	0	—
Neopost Inc	Postage Meter	Annually	0	2,260.02
Pacific Office Automation	Office Equipment	Monthly	0-1	1,054.00
PENSKE TRUCK LEASING	Trucks	Monthly	0	17,734.62
Pitney Bowes	Postage Meter	Quarterly	0 - 6	1,577.19
PlainsCapital Leasing	Computer	Monthly	4	11,204.18
Robert Weliver	Property	Monthly	2	9,200.00
Rubu, LLC	Property	Monthly	2	2,500.00
Sprint	Telephone	Monthly	0	2,815.25
Trimble (formerly @Road)	GPS Navigation	Monthly	0 - 4	2,576.07
Waco RefresH20	Mfg Equip	Quarterly	0	—
Xerox	Office Equipment	Monthly	0 - 1	12,328.73

				$136,031.53

II.B.  STATUS OF PAYMENTS TO SECURED CREDITORS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
BARCLAYS CAPITAL INC.	14% SENIOR NOTES (A)	QUARTERLY		4
BNP PARIBAS PRIME BROKERAGE, INC.	14% SENIOR NOTES (A)	QUARTERLY		4
BROWN BROTHERS HARRIMAN & CO.	14% SENIOR NOTES (A)	QUARTERLY		4
CREDIT SUISSE SECURITIES (USA) LLC	14% SENIOR NOTES (A)	QUARTERLY		4
FIRST CLEARING CORPORATION, LLC	14% SENIOR NOTES (A)	QUARTERLY		4
GOLDMAN SACHS EXECUTION & CLEARING, LP	14% SENIOR NOTES (A)	QUARTERLY		4
GOLDMAN, SACHS & CO.	14% SENIOR NOTES (A)	QUARTERLY		4
J P MORGAN CHASE BANK, NATIONAL ASSOCIATION	14% SENIOR NOTES (A)	QUARTERLY		4
J.P. MORGAN CLEARING CORP.	14% SENIOR NOTES (A)	QUARTERLY		4
J.P. MORGAN SECURITIES INC.	14% SENIOR NOTES (A)	QUARTERLY		4
JEFFERIES & COMPANY, INC.	14% SENIOR NOTES (A)	QUARTERLY		4
MORGAN STANLEY & CO. INCORPORATED	14% SENIOR NOTES (A)	QUARTERLY		4
SSB - TRUST CUSTODY	14% SENIOR NOTES (A)	QUARTERLY		4
STATE STREET BANK AND TRUST COMPANY	14% SENIOR NOTES (A)	QUARTERLY		4
THE BANK OF NEW YORK MELLON/ MELLON TRUST OF NEW ENGLAND, N.A.	14% SENIOR NOTES (A)	QUARTERLY		4
UNION BANK OF CALIFORNIA, N.A.	14% SENIOR NOTES (A)	QUARTERLY		4
Total Cash Interest Due					$5,398,388.87

BANK OF AMERICA, N.A.	LETTERS OF CREDIT				Contingent

ISIS Lending	REAL ESTATE MORTGAGE				$3,673,092.81

(A) Debtor reserves the right to dispute the characterzation of any secured claims.

	TOTAL DUE:	9,071,481.68

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due

Debtor has over 90 executory contracts that are under consideration for rejection. The amounts due are contingent on upon some future event or activity.

				TOTAL DUE:	0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

2/22/2010-3/21/2010
Gross Sales Subject to Sales Tax:	0.00
Total Wages Paid:	237,545.93

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding	—	—
State Withholding	—	—
FICA- Employer’s Share	—	—
FICA- Employee’s Share	—	—
Medicare - Employer’s	—	—
Medicare - Employee’s	—	—
SUI/SDI - Employer’s	—	—
SUI/SDI - Employee’s	—	—
Federal Unemployment	—	—
Sales and Use	—	—
Real Property	—	—
Other:		—
TOTAL:	—	—

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	$98,268.82
31 - 60 days	—
61 - 90 days	470.58		—
91 - 120 days	334.60
Over 120 days	—	5,663,001.72	1,399,333.86
TOTAL:	99,074.00	5,663,001.72	1,399,333.86

V. INSURANCE COVERAGE

Description of Coverage	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
Auto Liability	Philadelphia Insurance Group	$1,000,000	11/1/2010	11/1/2010
Cargo	Fireman’s Fund	$500,000	Until Cancelled	Cancelled
Corp. Counsel	AIG (American International Specialty)	$5,000,000	7/1/2010	7/1/2010
D&O	Chubb	$10,000,000	1/19/2010	6/30/2010
D&O	AIG (National Union Fire Insurance Company)	$10,000,000	1/19/2010	6/30/2010
D&O	Allied World Assurance	$10,000,000	Not Renewed
D&O	Beazley Insurance Company Ltd.	$10,000,000	Not Renewed
D&O	AIG CAT Excess (AIG Excess Liab Ins Co LTD))	$10,000,000	Not Renewed
D&O	AIG (National Union Fire Insurance Company)	$10,000,000	Not Renewed
Environmental	AIG (American International Specialty Lines)	$10,000,000	11/1/2010	11/1/2010
Excess Liability	Great American Insurance Company	$5,000,000	11/1/2010	11/1/2010
Excess Liability	AIG Excess Liability Ins Co LTD	$25,000,000	Not Renewed
Fidelity	Zurich American Insurance	$10,000,000	7/1/2010	7/1/2010
Fiduciary	Chubb Insurance Group	$15,000,000	7/1/2010	7/1/2010
Fiduciary Excess	National Union	$5,000,000	7/1/2010	7/1/2010
General Liability	AIG (American International Specialty Lines)	$1,000,000	11/1/2010	11/1/2010
K&R	The Liberty Mutual Group	$5,000,000	1/19/2011	1/19/2011
Non-Subscriber	Lexington Insurance Company	$2,000,000	Not Renewed
Non-Subscriber	Lexington Insurance Company	$1,000,000	Not Renewed
Notary E&O	Western Surety Company	$30,000	5/4/2009	5/4/2010
Products	Gibraltar	$5,000,000	8/30/2010	8/30/2010
Property	National Union Fire Insurance Company	$200,000,000	4/30/2010	4/30/2010
Property	National Union Fire Insurance Company	$100,000,000	4/30/2010	4/30/2010
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$4,500,000	Not Renewed
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$50,000,000	Not Renewed
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$25,000,000	Not Renewed
WC	Ins. Co. State of PA (Deductible)	Statutory	Not Renewed
WC	Hartford (Guaranteed Cost)	Statutory	Not Renewed
WC	State Compensation Insurance Fund	Statutory	1/1/2010	4/30/2010
WC (Excess)	Midwest Employers Casualty Co.	Statutory	Not Renewed
WC (Excess)	Gibraltar	Statutory	Not Renewed

VI.  UNITED STATES TRUSTEE QUARTERLY FEES

(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
Qtr1, March 2009	$—	$14,625.00	05/19/09	$14,625.00	—
Qtr 2, June 2009	84,090,881.65	151,550.00	07/21/09	151,550.00	—
Qtr 3, September 2009	68,425,442.33	133,675.00	10/27/09	133,675.00	—
Qtr 4, December 2009	18,783,986.44	52,975.00	01/19/10	52,975.00	—
	31,799,747.35	56,075.00			56,075.00
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
		352,825.00		352,825.00	56,075.00

*    Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court.  Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII. SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Elden L. Smith	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$2,948.95
Andrew Griffiths	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$38,750.00
Leonard J. McGill	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$39,078.13
Michael B. Shearin	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$25,725.00
James E. Smith	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$23,333.34

VIII.  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

X. BALANCE SHEET

(Amounts in thousands)

	March 21, 2010	Mar 09, 2009

ASSETS
Cash and cash equivalents	17,064	23,986
Restricted Cash	21,712	650
Market investments	19,380	17,563
Receivables	4,678	33,994
Inventories	87	90,983
Performance bond deposits	15,808
Other current assets	3,428	13,561
Total Current Assets	82,157	180,737

Property, plant and equipment, net	54,171	130,044
Cash value of company-owned life insurance (COLI)	—	4,016
Investments in subsidiary (CTPS)	8,892	8,892
CSV of life insurance policies (Split Dollar)	6,153	6,422
Other Assets	3,101	16,402
TOTAL ASSETS	$154,474	$346,514

POST PETITION LIABILITIES
Accounts payable	99
Employee compensation and benefits	—
Product warranty reserve	673
Insurance reserves	6
Accrued Interest	14,521
Short-term borrowings	3,585
Other current liabilities	—
Deferred compensation and retirement benefits	—
5% convertible senior subordinated debentures	—
6% convertible subordinated debentures	—
14% Senior Note	15,126
Other long-term borrowings	—
Other non-current liabilities	—
TOTAL POST PRETITION LIABILITIES	34,010

PRE PETITION LIABILITIES
Accounts payable	10,201	10,036
Employee compensation and benefits	4,248	20,207
Product warranty reserve	4,757	35,473
Insurance reserves	17,871	39,837
Accrued Interest	13,745	13,745
Short-term borrowings	311	311
Other current liabilities	16,228	25,584
Deferred compensation and retirement benefits	8,953	9,076
5% convertible senior subordinated debentures	1,069	1,069
6% convertible subordinated debentures	160,142	160,142
14% Senior Note	61,848	61,848
Other long-term borrowings	23,725	27,731
Other non-current liabilities	—	12,894
TOTAL PRE PRETITION LIABILITIES	323,098	417,953

TOTAL LIABILITIES	357,108

COMMITMENTS AND CONTINGENCIES
Shareholders equity:
Preferred stock, $1 par value, authorized 10,000,000 shares, non outstanding	—	—
Common stock, $.01 par value, authorized 300,000,000 shares, outstanding 209.320.000 at January 25, 2009 amd 64,257,000 at April 27, 2008	2,080	2,092
Additional paid-in capital	623,634	623,279
Accumulated deficit	(827,195)	(695,389)
Accumulated other comprehensive loss	(1,153)	(1,422)
	(202,634)	(71,439)

TOTAL LIABILITIES AND SHARESHOLDERS’ EQUITY	$154,474	$346,514

Note 1:  Balance sheet includes non-debtors.  The most significant is Gibraltar the captive insurance company with assets of $24.1 million and liabilities of $20.7 million.

Note 2:  Restricted cash includes amounts that are currently held as collateral for undrawn lines of credit or are restricted under the terms of an applicable order of the bankruptcy court.

Note 3:  Not reflected on the balance sheet are $7.0 million of letters of credit mainly to support the workers’ compensation self-insured exposure.

X. INCOME STATEMENT

(ACCRUAL BASIS ONLY)

	Actual FY10	Actual FY10
	Feb	Mar

SALES
Gross sales	—	—
Intercompany sales	—	—
Sales discounts and allowances	—	—
NET SALES

COST OF GOODS SOLD
Beginning Inventory at cost
Purchases
Less: Ending Inventory at cost
TOTAL MATERIALS COST

OPERATING EXPENSES
Payroll - Insiders	125,308	129,835
Payroll - Other Employees	116,542	96,995
Payroll Taxes	34,843	17,063
Other Taxes (Itemize)	—	—
Depreciation and Amortization	—	2,569
Rent Expense - Real Property	7,500	7,500
Lease Expense - Personal Property	34,237	1,445
Insurance	98,534	75,348
Real Property Taxes	1,373	324
Telephone and Utilities	72,355	96,604
Repairs and Maintenance	31,968	133,798
Travel and Entertainment (Itemized - Attachment)	3,793	135
Miscellaneous Operating Expenses (Itemized - See Attachment)	2,200,731	1,123,012
TOTAL OPERATING EXPENSES	2,727,182	1,684,629

INCOME/(LOSS) FROM OPERATIONS	(2,727,182)	(1,684,629)

NON-OPERATING INCOME
Interest Income
Interest Income - Intercompany	—	—
Interest Income - Common Securities	44,459	44,459
Interest Income - Taxable	3,772	2,761
Investment Income - Management Fees	6,764	23,525
TOTAL NON-OPERATING INCOME	54,995	70,745

NON-OPERATING EXPENSES
Long Term Interest Expense - Senior Note	1,586,100	1,586,100
Long Term Interest Expense	255,890	233,391
Long Term Interest Expense - B of A	24,876	83,220
Long Term Interest Expense - CTPS	835,687	835,687
Long Term Interest Expense - Miscellaneous	—	—
TOTAL NON-OPERATING EXPENSES	2,702,553	2,738,397

OTHER (ITEMIZE - SEE ATTACHMENT)	—	—

TAXES

NET INCOME (LOSS)	(5,374,740)	(4,352,282)

MISCELLANEOUS - OTHER SCHEDULE

	Actual FY10	Actual FY10
	Feb	Mar

TOTAL OPERATING EXPENSES	2,727,182	1,684,629

DIRECT LABOR - OTHER	—	—

5301 LABOR OVERHEAD	—	—

5320 SUPPLIES & SERVICE-VARIABL	9,723	1,267

5360 OTHER MANUF COSTS-VARIABLE	400	500

5390 APPLIED MFG OHD-VARIABLE	—	—

5500 + 5600 SHIPPING, HANDLING, INSTALLATION	(17,680)	20,566

ADVERTISING	512	—

REPURCHASE COSTS	(401,099)	—

OFFICE EXPENSES	96,470	113,238

6600 WARRANTY & SERVICE EXPENSES	(134,380)	2,266

7211.XXX MATERIAL	—	252

8360 EXTERNAL LABOR-FIXED	944,478	608,654

8448.XXX AUDIT FEES	25,000	25,000

LEGAL EXPENSES	18,368	37,177

PUBLIC COMPANY EXPENSES	2,064	2,903

8590.XXX GAIN/LOSS-CURRENCY	(17,686)	(26,044)

8625.XXX GAIN/LOSS SALE-FXD ASSET	1,408,422	(91,660)

INSURANCE - CHANGE IN CSV	115,664	115,664

8870 IDLE FACIL-OTHER-FIXED	—	—

OTHER’ OPERATING EXPENSES (ITEMIZED ABOVE)	641,834	809,783

MISCELLANEOUS OPERATING EXPENSES (NOT ITEMIZED)	1,558,897	313,229

TOTAL ‘OTHER’ OPERATING EXPENSES	2,200,731	1,123,012

TRAVEL SCHEDULE

	Actual FY10	Actual FY10
	Feb	Mar

5535.011 WH TRAVESL SERV MNGR FSS	$—	$—
6452 RELOC-TRAVEL TO NEW LOC	—	—
6461 TRAVEL AIRLINE	—	—
6462 TRAVEL RENTAL CARS	—	—
6463 TRAVEL LODGING	—	—
6464 TRAVEL MEAL/PER DIEM	—	—
6465 TRAVEL PERSONAL CAR	—	—
6466 TRAVEL - ENTERTAINMENT	—	—
6467 TRAVEL OTHER	—	—
6617.414 TRAVEL TRAILERS	—	—
6852 SVC-RELOC-TVL TO NEW LOC	—	—
6861 SVC-AIRLINE TRAVEL	—	—
6862 SVC-TRAVEL-RENTAL CARS	—	—
6863 SVC-TRAVEL LODGING	—	—
6864 SVC-TRAVEL-MEAL/PERDIEM	—	—
6865 SVC-TRAVEL PERSONAL CAR	—	—
6866 SVC-TRAVEL-ENTERTIANMENT	—	—
6867 SVC-TRAVEL OTHER	—	—
7652 RELOC-TRAVEL NEW LOCAT	—	—
7653 RELOC-PRE-MOVE TRAVEL	—	—
7681 TRAVEL-AIRLINES	—	—
7682 TRAVEL-RENTAL CARS	—	—
7683 TRAVEL-LODGING	—	—
7684 TRAVEL-MEAL & PER DIEM	—	—
7685 TRAVEL-PERSONAL AUTO	—	—
7686 TRAVEL-ENTERTAINMENT	—	—
7687 TRAVEL-OTHER	—	—
7693.XXX TRAIN & EDUC-TRAVEL	—	—
8343 TRAINING & EDUCATION-TRAVEL	—	—
8352 RELOC-TRAVEL NEW LOCAT	—	—
8353 RELOC-PRE-MOVE TRAVEL	—	—
8380 TRAVEL & ENTERTAIN-FIXED	3,793	135
8426.63130 TRAVEL	—	—
8426.63131 TRAVEL - MEALS	—	—
8426.63132 TRAVEL- BUSINESS ENTERTAINMENT	—	—
8552.102 DIRECTORS TRAVEL	—	—
8686 TRAVEL & ENTERTAINMENT	—	—

TOTAL TRAVEL AND ENTERTAINMENT	$3,793	$135

XI.  QUESTIONNAIRE

			No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:		☒	☐

			No	Yes
2.

Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If “Yes”, explain below:

			☒	☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization:
A draft of the disclosure statement was prepared along with assisting the credit committee with developing a plan.

4.	Describe potential future developments which may have a significant impact on the case:
None

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
Attached - See Exhibit A

			No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.		☒	☐

I declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

	Principal for Debtor-in-Possession:	/s/ James F. Smith

	Date:	4/21/10

55

EXHIBIT A

CRAIG H. MILLET, SBN 106027, CMillet@gibsondunn.com	FILED & ENTERED
SOLMAZ KRAUS, SBN 223117, SKraus@gibsondunn.com
MICHELE BARINSKY, SBN 247745, MBarinsky@gibsondunn.com
GIBSON, DUNN & CRUTCHER LLP	MAR 15 2010

3161 Michelson Drive
Irvine, California 92612-4412	CLERK U.S. BANKRUPTCY COURT
Telephone: 949.451.3800	Central District of California
Facsimile: 949.451.4220	BY Hallock DEPUTY CLERK

Attorneys for Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT

FOR THE CENTRAL DISTRICT OF CALIFORNIA

RIVERSIDE DIVISION

In re	CASE NO. 09-14254-MJ

FLEETWOOD ENTERPRISES, INC., et al.	Chapter 11 Proceeding

Debtors.	[Jointly Administered]

ORDER (i) APPROVING SETTLEMENT BETWEEN DEBTORS AND POWER GEAR PURSUANT TO BANKRUPTCY RULE 9019(a) , (ii) ALLOWING SETOFF, (iii) MODIFYING THE AUTOMATIC STAY; AND (iv) AUTHORIZING DEBTORS TO REJECT THE POWE GEAR SUPPLIER AGREEMENTS

Hearing:
	Date:	March 10, 2010
	Time:	1:30 p.m.
	Place:	Courtroom 302
3420 Twelfth Street
Riverside, CA 92501

	Judge:	Hon. Meredith A. Jury

Upon consideration of the motion (“Motion”) of Fleetwood Enterprises, Inc., and its affiliated debtor entities, as debtors and debtors in possession in the above-captioned jointly administered chapter 11 cases (collectively, the “Debtors”), for entry of an order, pursuant to section 105 of the title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”), and Rule

1

9019(a) of the Federal Rule of Bankruptcy Procedure, approving a settlement (the “Settlement”) by and between the Debtors, on the one hand, and Power Gear (“Power Gear”), a Division of Actuant Corporation, on the other hand, and the Declaration of Leonard J. McGill filed contemporaneously therewith attaching as Exhibit A a settlement agreement (the “Settlement Agreement”) between the parties that memorializes the Settlement; and unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the Motion; and the Court having reviewed and considered: the record in these chapter 11 cases, the Motion and any objections thereto, the Declaration of Leonard J. McGill, the arguments of counsel in support of the Motion, and having determined that the relief requested in the Motion is in the best interests of the Debtors, their estates, creditors, and other parties in interest; and it appearing that proper and adequate notice of the Motion has been given and that no other or further notice need be given; and after due deliberation thereon; and good and sufficient cause appearing therefor; and a hearing as to the Motion having been held before this Court on March 10, 2010 (the “9019 Hearing”), and all parties in interest having been afforded an opportunity to be heard; and any objections to the Motion having been withdrawn, resolved, or overruled by the Court.

IT IS HEREBY FOUND THAT:

A.            On March 10, 2009, and subsequent dates thereafter (collectively, the “Petition Date”), the Debtors each filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Central District of California (the “Bankruptcy Court”). The Debtors continue to conduct their affairs and manage their property as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. Pursuant to the Federal Rules of Bankruptcy Procedure, the Debtors’ chapter 11 cases are being jointly administered for procedural purposes.

B.            This Court has jurisdiction to hear and determine the Motion pursuant to 28 U.S.C. §§ 157 and 1334. Venue of the Debtors’ chapter 11 cases and the Motion is proper in this District and the Bankruptcy Court pursuant to 28 U.S.C. §§ 1408 and 1409.

C.            As evidenced by the certificate of service previously filed with the Court, (i) proper, timely, adequate and sufficient notice of the Motion and the 9019 Hearing has been provided, (ii) such notice constitutes due and proper notice under the Federal Rules of Bankruptcy Procedure

2

and the Local Bankruptcy Rules; (iii) such notice was reasonable, sufficient and appropriate under the circumstances, and (iv) no other or further notice of the Motion, the 9019 Hearing or of the entry of this Order is required.

D.            A reasonable opportunity to object or be heard with respect to the Motion and the relief requested therein has been afforded to all persons and entities who received notice.

E.             Prior to the Petition Date, Power Gear sold certain of the Debtors parts and materials pursuant to certain supplier agreements dated July 14, 2008 and July 17, 2008 (the “Supplier Agreements”).

F.             Power Gear has timely asserted a prepetition unsecured claim against the Debtors for money due on account of prepetition sales under the Supplier Agreements in the aggregate amount of $311,351.62 (the “Prepetition Claim”) by filing proofs of claim in the Debtors’ bankruptcy cases. Power Gear has also asserted that it is entitled to an administrative priority claim against the Debtors for postpetition sales under the Supplier Agreements in the aggregate amount of $68,464.63 (the “Postpetition Claim”).

G.            Power Gear has also timely filed an administrative expense claim pursuant to section 503(b)(9) of the Bankruptcy Code in the aggregate amount of $27,751.19 (the “503(b)(9) Request”).

H.            The Debtors have objected to the 503(b)(9) Request (the “503(b)(9) Objection”) on the grounds that, inter alia, the amount of the 503(b)(9) Request should be reduced by the Prepetition Credit (as defined below).

I.              The Debtors are entitled to certain prepetition warranty credits and vendor chargebacks (i.e., amounts due from Power Gear to the Debtors on account of various product issues) from Power Gear in an aggregate amount of not less than $635,290.54 (the “Prepetition Credit”). The Debtors are entitled to postpetition warranty credits and vendor chargebacks from Power Gear in an aggregate amount of not less than $235,538.04 (the “Postpetition Credit” and, together with the Prepetition Credit, the “Credits”). The Credits represent all the warranty credits and vendor chargebacks incurred with respect to the parts and materials sold by Power Gear to the Debtors prior to July 17, 2009.

3

J.             On July 2, 2009 (the “Sale Date”), the Bankruptcy Court entered an order approving the sale of substantially all of the Debtors’ assets related to their motorized recreational vehicle business (the “Sale”) to a third party (the “Purchaser”) pursuant to an asset sale agreement (“APA”), which order was entered, as amended, on August 6, 2009. The Sale closed on July 17, 2009 (the “Closing Date”).

K.            Pursuant to Paragraph 1.1(a)(xi) of the APA, the Debtors transferred to the Purchaser all rights to causes of action, lawsuits, judgments, claims, counterclaims, indemnities, warranties, refunds, rights of recovery, rights of set-off and rights of recoupment of every kind and nature (whether known or unknown or contingent or noncontingent) and demands of any nature in favor of the Debtors, in each case, except as set forth in Paragraph 1.2(a)(xii) of the APA (the “Transferred Assets”).

L.             Pursuant to Paragraph 1.2(a)(xii) of the APA, the Debtors retained all rights to causes of action, lawsuits, judgments, claims, counterclaims, indemnities, warranties, refunds, rights of recovery, rights of set-off and rights of recoupment of every kind and nature (whether known or unknown or contingent or non-contingent) and demands of any nature in favor of a Debtor, in each case, to the extent (1) asserted by a Debtor prior to the Closing Date, (2) asserted as a counterclaim with respect to a Claim (as that term is defined in the APA and 11 USC § 101(5)) asserted against a Debtor prior to the Closing Date or (3) listed on or described in Schedule 1.2(a)(xii) to the APA (the “Excluded Assets”).

M.           Pursuant to Schedule 1.2(a)(xii) to the APA, in supplement to the Excluded Assets described in paragraphs 1.2 (a)(xii) of the APA, the Debtors retained all rights to any causes of action, lawsuit, judgments, claims, counterclaims, indemnities, warranties, refunds, rights of recovery, rights of set-off and rights of recoupment of every kind and nature (whether know or unknown or contingent or non-contingent) and demands of any nature in favor of a Debtor, in each case,

(a) whether or not asserted by a Debtor, or whether or not asserted as a counterclaim with respect to a Claim asserted against a Debtor, prior to the Closing Date with regard to any and all assets that do not constitute Transferred Assets. For further clarification, the Debtors retained all

4

rights, titles and interests to Excluded Liabilities (as that term is defined in the APA) and to any assets that do not constitute Transferred Assets unless otherwise specifically and particularly specified; and

(b) as to the following matters:

For purposes of the following, “claim(s)” has the meaning set forth in 11 USC § 101(5).

(i) Any and all claims and counter claims of any Debtor against any creditor asserting a prepetition claim against any Debtor that would give rise to any right to a set off.

(ii) Any and all claims and counter claims of any Debtor against any creditor asserting a postpetition or administrative claim against any Debtor that would give rise to a right to a set off.

(iii) Any and all claims and counter claims of any Debtor against any dealer of the products of any Debtor for products delivered, payment for which was to be made by a flooring financier or other financier and which has not been paid.

(iv) Any and all claims and counter claims of any Debtor against any entity providing financing to Debtors’ dealers for products purchased from a Debtor, including without limitation GE Commercial Finance, Textron Financial and their affiliates.

(v) Any and all claims and counter claims of any Debtor against any supplier or component manufacturer/distributor of the products of any Debtor for payment of warranty, parts and service costs incurred, and/or defense and/or indemnity claims whether or not asserted, and which has not been paid or otherwise resolved, including without limitation Dometic Corporation and its affiliates.

(vi) Any and all claims and counter claims of any Debtor against any creditor asserting a claim under section 503(b)(9) or a reclamation claims against any Debtor that would give rise to the right of any Debtor to a set off.

(vii) Any and all claims and counter claims of any Debtor against any entity that, up to the Closing Date, is not or has not been a dealer of Debtors’ products, a supplier to Debtor or a service provider to Debtor.

(viii) Any and all claims and counter claims of any Debtor against any entity that, up to the Closing Date, is a dealer of the Debtors’ products, is a supplier to Debtor or is a service provider to

5

the Debtor from whom the Purchaser elects not to obtain products or services or who the Purchaser elects not to engage as a dealer of Purchaser’s products.

N.            Pursuant to the terms of the APA, the Debtors have retained their rights to the Credits, and the Debtors control all of the rights, claims, and causes of action that are to be waived, released, and relinquished under sections 3 and 4 of the Settlement Agreement.

O.            Under the APA, the Debtors assumed and assigned to the Purchaser certain executory contracts related to their motorized recreational vehicle business as set forth in Schedule 1.1(a)(i) of the APA. Any executory contracts not assumed, assumed and assigned or rejected prior to the confirmation of the Debtors’ chapter 11 plan of liquidation (the “Plan”) will be rejected in the Plan. The Supplier Agreements were not listed in Schedule 1.1(a)(i) of the APA and have not otherwise been assumed or assigned by the Debtors as of the date of entry of this Order.

P.             The Settlement with Power Gear represents a fair and reasonable compromise.

IT IS THEREFORE ORDERED, ADJUDGED AND DECREED, EFFECTIVE IMMEDIATELY, that:

1.             The findings of fact set forth above and conclusions of law stated herein shall constitute this Court’s findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, made applicable to this proceeding pursuant to Bankruptcy Rule 9014. To the extent any finding of fact later shall be determined to be a conclusion of law, it shall be so deemed, and to the extent any conclusion of law later shall be determined to be a finding of fact, it shall be so deemed.

2.             The Motion is granted in its entirety.

3.             The Debtors’ Settlement with Power Gear is approved in all respects and the Debtors are authorized to take any and all actions contemplated therein and in furtherance of the Settlement.

4.             The Prepetition Setoff and Postpetition Setoff as described in the Motion and in the Settlement are approved.

5.             The automatic stay is modified to the extent necessary to allow Power Gear to proceed with the Prepetition Setoff and the Postpetition Setoff.

6.             Pursuant to the Settlement, Power Gear shall pay the Debtors $489,598.58 (the “Payment”) within three (3) business days after this Order becomes final and non-appealable. The

6

Payment represents the agreed upon net amount due to the Debtors following the Prepetition Setoff and the Postpetition Setoff.

7.             The Payment constitutes full and final reconciliation, resolution and settlement of all open account activity between the Debtors and Power Gear, and is in complete satisfaction of all past, present, and future warranty credits and vendor chargebacks related to or in connection with all parts, materials and other goods sold to the Debtors by Power Gear prior to the Closing Date. Upon receipt of the Payment, the Debtors and their estates shall be deemed to have fully, finally, and forever waived, released, relinquished, and discharged Power Gear and its affiliates and representatives from any and all rights, claims, and causes of action that the Debtors and their estates could have asserted against Power Gear related to the Credits, future warranty credits and vendor chargebacks, including, without limitation, any rights, claims, and causes of action for all past, present, and future warranty credits and vendor chargebacks related to or in connection with parts, materials and other goods sold to the Debtors by Power Gear prior to the Closing Date.

8.             Upon Court approval of the Prepetition and Postpetition Setoffs, Power Gear shall be deemed to have fully, finally, and forever waived, released, relinquished, and discharged the Debtors, the Debtors’ estates and the Debtors’ affiliates and representatives from any and all rights, claims, and causes of action that Power Gear could have asserted against the Debtors related to or in connection with the Supplier Agreements and all parts, materials and other goods sold to the Debtors by Power Gear prior to the Closing Date including, without limitation, the Prepetition Claim, the Postpetition Claim, and the 503(b)(9) Request.

9.             The Supplier Agreements shall be deemed rejected by the Debtors pursuant to Bankruptcy Code Section 365(a) as of the date of this Order, provided, however, that Power Gear shall be deemed to have waived and released any claim for rejection damages.

7

10.           This Court shall retain jurisdiction with respect to any matters, claims, rights or disputes arising from or related to the implementation of this Order.

###

DATED: March 15, 2010	United States Bankruptcy Judge

8

In re: FLEETWOOD ENTERPRISES, INC.

CHAPTER: 11

Debtor(s).	CASE NUMBER: 09-14254-MJ

NOTE TO USERS OF THIS FORM:

1)  Attach this form to the last page of a proposed Order or Judgment.  Do not file as a separate document.

2)  The title of the judgment or order and all service information must be filled in by the party lodging the order.

3)  Category I. below:  The United States trustee and case trustee (if any) will always be in this category.

4)  Category II. below:  List ONLY addresses for debtor (and attorney), movant (or attorney) and person/entity (or attorney) who filed an opposition to the requested relief. DO NOT list an address if person/entity is listed in category I.

NOTICE OF ENTERED ORDER AND SERVICE LIST

Notice is given by the court that a judgment or order entitled (specify) ORDER (i) APPROVING SETTLEMENT BETWEEN DEBTORS AND POWER GEAR PURSUANT TO BANKRUPTCY RULE 9019(a), (ii) ALLOWING SETOFF, (iii) MODIFYING THE AUTOMATIC STAY; AND (iv) AUTHORIZING DEBTORS TO REJECT THE POWE GEAR SUPPLIER AGREEMENTS was entered on the date indicated as “Entered” on the first page of this judgment or order and will be served in the manner indicated below:

I.      SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”) – Pursuant to controlling General Order(s) and Local Bankruptcy Rule(s), the foregoing document was served on the following person(s) by the court via NEF and hyperlink to the judgment or order. As of                                               , the following person(s) are currently on the Electronic Mail Notice List for this bankruptcy case or adversary proceeding to receive NEF transmission at the email address(es) indicated below.

SEE ATTACHED SERVICE LIST BELOW

☒ Service information continued on attached page

II.    SERVED BY THE COURT VIA U.S. MAIL: A copy of this notice and a true copy of this judgment or order was sent by United States Mail, first class, postage prepaid, to the following person(s) and/or entity(ies) at the address(es) indicated below:

☐ Service information continued on attached page

III.   TO BE SERVED BY THE LODGING PARTY: Within 72 hours after receipt of a copy of this judgment or order which bears an “Entered” stamp, the party lodging the judgment or order will serve a complete copy bearing an “Entered” stamp by U.S. Mail, overnight mail, facsimile transmission or email and file a proof of service of the entered order on the following person(s) and/or entity(ies) at the address(es), facsimile transmission number(s), and/or email address(es) indicated below:

SEE ATTACHED SERVICE LIST BELOW

☒ Service information continued on attached page

i

In re: FLEETWOOD ENTERPRISES, INC.

CHAPTER: 11

Debtor(s).	CASE NUMBER: 09-14254-MJ

ADDITIONAL SERVICE INFORMATION (if needed):

I.

Service via ECF

Company	Contact	Email
AL-KO Kober Corporation	Michael J Heyman	michael.heyman@klgates.com
Allen Matkins Leek Gamble Mallory & Natsis LLP	Yale K Kim & David R Zaro	ykim@allenmatkins.com; dzaro@allenmatkins.com
Alpert Barr & Grant APLC	Mark S Blackman	Mblackman@AlpertBarr.com
American Electric Power	David W Meadows	david@davidwmeadowslaw.com
Ballard Spahr Andrews & Ingersoll LLP	Rebecca J Winthrop	winthropr@ballardspahr.com; boote@ballardspahr.com
Best Best & Krieger	Richard T Egger	richard.egger@bbklaw.com
Brown & Connery LLP	Donald K Ludman	dludman@brownconnery.com
Byron Z Moldo		bmoldo@ecjlaw.com; tmelendez@ecjlaw.com
Counsel to Atwood Mobile Products	Caroline Djang	crd@jmbm.com
Counsel to Other Prof Greenhill & Co LLC	Howard Steinberg	hsteinberg@irell.com; awsmith@irell.com
Counsel to Peggy Richan	Sophie A Hubscher	sophie@korperlemonlaw.com
Cox Castle & Nicholson	Randy P Orlik	rorlik@coxcastle.com
Daniel C Lapidus		dan@lapiduslaw.com
Danning Gill Diamond & Kollitz LLP	John J Bingham Jr	jbingham@dgdk.com
David M Poitras		dpoitras@jmbm.com
Deutsche Bank Trust Company Americas	Todd Padnos	tpadnos@dl.com
Donahoe & Young LLP	Mark Young & Samuel Price	sprice@donahoeyoung.com; myoung@donahoeyoung.com
Fleetwood Enterprises Inc	Craig Millet, Solmaz Kraus	skraus@gibsondunn.com; cmillet@gibsondunn.com
Frandzel Robins Bloom & Csato LC	Andrew K Alper	aalper@frandzel.com
Gibson Dunn	Anne A Uyeda	auyeda@gibsondunn.com
Gibson Dunn	Jeffrey H Reeves	jreeves@gibsondunn.com
Girard Gibbs LLP	Matthew B George & Eric H Gibbs	mbg@girardgibbs.com
Gust Rosenfeld PLC	Madeline C Wanslee	mwanslee@gustlaw.com
Hewlett Packard Co	Ramona Neal	ramona.neal@hp.com
Julander Brown & Bollard LLP	William C Bollard	eal@jbblaw.com
Latham & Watkins LLP	Gregory O Lunt	gregory.lunt@lw.com
Latham & Watkins LLP	Kimberly A Posin	kim.posin@lw.com
Lesnick Law	Matthew A Lesnick	matt@lesnicklaw.com
Levy Small & Lallas	Leo D Plotkin	lplotkin@lsl-la.com
Linebarger Goggan Blair & Sampson LLP	Diane Sanders	austin.bankruptcy@publicans.com
Linebarger Goggan Blair & Sampson LLP	Elizabeth Weller	dallas.bankruptcy@publicans.com
Linebarger Goggan Blair & Sampson LLP	John P Dillman	houston_bankruptcy@publicans.com
Maytag Corporation	John D Monte	montelaw@earthlink.com
McCreary Veselka Bragg & Allen PC	Michael Reed	kmorriss@mvbalaw.com
Nexsen Pruet LLC	Rose D Manos	manos@nexsenpruet.com
Nixon Peabody LLP	Louis J Cisz III	lcisz@nixonpeabody.com
Pachulski Stang Ziehl & Jones LLP	Hamid Rafatjoo	hrafatjoo@pszjlaw.com
Pachulski Stang Ziehl & Jones LLP	Mary D Lane	mlane@pszjlaw.com
Peter A Davidson		pdavidson@ecjlaw.com

In re: FLEETWOOD ENTERPRISES, INC.

CHAPTER: 11

Debtor(s).	CASE NUMBER: 09-14254-MJ

Company	Contact	Email
Pillsbury Winthrop Shaw Pittman LLP	Mark Houle & Craig Barbarosh	mark.houle@pillsburylaw.com; craig.barbarosh@pillsburylaw.com
Reid & Hellyer A Professional Corp	Mark C Schnitzer	mschnitzer@rhlaw.com
Richardson & Patel LLP	Sharon Z Weiss	sweiss@richardsonpatel.com
Romero Law Firm	Martha E Romero	Romero@mromerolawfirm.com
The Gwynn Law Law Firm PC	Jeffrey T Gwynn	jgwynn@gwynn-law.com
Thompson & Colgate LLP	John A Boyd	fednotice@tclaw.net
United States Trustee	Elizabeth A Lossing	elizabeth.lossing@usdoj.gov
United States Trustee		ustpregion16.rs.ecf@usdoj.gov
Warner Stevens	Michael D Warner	echou@warnerstevens.com

II.

Service via U.S. Mail

Company	Contact	Address 1	Address 2	City	State	Zip
Attorney General	Eric Holder	US DOJ Ben Franklin Station PO Box 683		Washington	DC	20044
Brayton Purcell LLP	Alan R Brayton & Christina C Skubic	222 Rush Landing Rd		Novato	CA	94945
Daniel R Shapiro		8304 Limonita Ave Ste D131		Riverside	CA	92509
Department of Defense	Robert Gates Secretary	1000 Defense Pentagon		Washington	DC	20301
Deutsche Bank Trust Co	Americas Trust & Securities Svs	60 Wall St MS NYC 60 2710		New York	NY	10005
Farrar Holliman & Butler	E Guy Holliman	PO Box 280		Lafayette	TN	37083
Franchise Tax Board	Bankruptcy Unit	PO Box 2953		Sacramento	CA	95812-2952
Howrey LLP	Richard J Burdge	550 S Hope St		Los Angeles	CA	90071
IKON Office Solutions Inc	Katrina Rumph	3920 Arkwright Rd Ste 400	Recovery & Bankruptcy Group	Macon	GA	31210
Internal Revenue Service		PO Box 21126		Philadelphia	PA	19114
Law Office of Dean P Sperling	Dean P Sperling	201 E Sandpointe Ste 220		Santa Ana	CA	92707
Owens Corning	Attn Karen Sprenger 1D 5	1 Owens Corning Pkwy		Toledo	OH	43659
Perdue Brandon Fielder Collins & Mott LLP	John T Banks	3301 Northland Dr Ste 505		Austin	TX	78731
Securities and Exchange Commission		233 Broadway 13th Fl		New York	NY	10279
Securities and Exchange Commission		5670 Wilshire Blvd 11th Fl		Los Angeles	CA	90036
Tennessee Department of Revenue	c o TN Attorney Generals Office	PO Box 20207		Nashville	TN	37202-0207
The Bank of New York Melon Trust Co	Attn Corporate Trust Administration	101 Barclay St 21 W		New York	NY	10286
The Bank of New York Melon Trust Co	Attn Corporate Trust Administration	101 Barclay St Fl 8W		New York	NY	10286
Travelers	Attn Chantel Pinnock	1 Tower Sq 5MN	National Accounts	Hartford	CT	06183-4044
United States Attorneys Office	Civil Process Clerk	300 N Los Angeles St	Federal Building	Los Angeles	CA	90012
US Bankruptcy Court	Hon. Meredith A. Jury	3420 Twelfth St.	Rm 7516	Riverside	CA	92501-3819

In re: FLEETWOOD ENTERPRISES, INC.	CHAPTER: 11

CASE NUMBER: 09-14254-MJ

Debtor(s).

III.

Service via Email

Company	Contact	Email
AIP RV Acquisition Company LLC c/o American Industrial Partners	Paul Bammater	paul@aip4.com
Ballard Spahr Andrews & Ingersoll LLP	Robert McL Boote	boote@ballardspahr.com
Bank of America NA	Attn Todd R Eggertsen	todd.r.eggertsen@bankofamerica.com
Cadwalader Wickersham & Taft LLP	John J Rapisardi Esq	john.rapisardi@cwt.com
Cadwalader Wickersham & Taft LLP	Peter M Friedman Esq	peter.friedman@cwt.com
City of Fort Worth	Christopher B Mosley	Chris.Mosley@fortworthgov.org
Comptroller of Public Accounts of Texas	Jay W Hurst	jay.hurst@oag.state.tx.us
Deutsche Bank Trust Company Americas	Rodney Gaughan	Rodney.Gaughan@db.com
Deutsche Bank Trust Company Americas	Stanley Burg	stan.burg@db.com
Dewey & LeBoeuf LLP	Allison Weiss & Peter Ivanick	pivanick@dl.com; aweiss@dl.com
Dewey & LeBoeuf LLP	Todd Padnos & Danielle Kennedy	tpadnos@dl.com; dkennedy@dl.com
Dunn Carney Allen Higgins & Tongue LLP	Daniel F Vidas	dfv@dunn-carney.com
Emmet Marvin & Martin LLP	Attn Bayard S Chapin Esq	bchapin@emmetmarvin.com
Employment Development Dept	Bankruptcy Group MIC 92E	Don.McKinney@edd.ca.gov
Fleetwood	Leonard J McGill Sr	Len.McGill@fleetwood.com
Hewlett Packard Co	Esmeralda Vargas	esmere.vargas@hp.com
IBM Corporation	Beverly H Shideler	bhshide@us.ibm.com
Latham & Watkins LLP	Andrew Faye Gregory Lunt	andrew.faye@lw.com; gregory.lunt@lw.com
McDermott Will & Emery LLP	Nathan F. Coco	NCoco@mwe.com
Nixon Peabody LLP	Daniel Sovocool & Gina Fornario	dsovocool@nixonpeabody.com; gfornario@nixonpeabody.com
Nixon Peabody LLP	Victor G Milione	vmilione@nixonpeabody.com
Nixon Peabody LLP	Bradley C. Vaiana	bvaiana@nixonpeabody.com
Pachulski Stang Ziehl & Jones LLP	Hamid Rafatjoo	hrafatjoo@pszjlaw.com
Pachulski Stang Ziehl & Jones LLP	Richard Pachulski	rpachulski@pszjlaw.com
Pima County Treasurer	Patti Davidson	pcaocvbk@pcao.pima.gov
Quarles & Brady LLP	John Collen	jcollen@quarles.com
Reading Bankruptcy & Compliance Unit	Timothy A Bortz	tbortz@state.pa.us
Reid & Hellyer, A Professional Corp.	Martha A. Warriner	mwarriner@rhlaw.com
Riverside District Attorney	Attn Dale Hoy	dhoy@rivcoda.org
The Bank of New York Melon Trust Co	Attn J Chris Matthews	j.chris.matthews@bnymellon.com
United States Trustee	Attn Frank Cadigan & Elizabeth A Lossing	Frank.Cadigan@usdoj.gov; elizabeth.lossing@usdoj.gov
Weyerhaeuser	Rusty Boldin	rusty.boldin@weyerhaeuser.com